                                                                 EXHIBIT 10.6(b)


                                 AMENDMENT NO. 2

         AMENDMENT NO. 2, dated as of March 17, 2003 (this "AMENDMENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of July 21, 2000, as previously amended, among METRIS COMPANIES INC., a Delaware corporation (the "BORROWER"), the lenders party thereto (the "LENDERS"), BANK OF AMERICA, N.A., as syndication agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as co-documentation agent, U.S. BANK NATIONAL ASSOCIATION, as co-documentation agent, BARCLAYS BANK PLC, as co-agent, and JPMORGAN CHASE BANK, as Administrative Agent.


                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, to amend the Credit Agreement on the terms and conditions contained herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENT

         1.1 DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

         1.2 AMENDMENTS TO SECTION 1.01. (a) The definition of "Loan Documents" contained in Section 1.01 of the Credit Agreement is hereby amended by adding, to the end thereof, the words "and the Securities Account Pledge Agreement (except that the Securities Account Pledge Agreement shall not constitute a Loan Document for the purposes of Section 9.08(b))".

         (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

         "MAJORITY REVOLVING LENDERS" shall mean, at any time, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Exposures and unused Revolving Commitments at such time.

         "SECOND AMENDMENT EFFECTIVE DATE" shall mean the date of effectiveness of Amendment No. 2 to this Agreement.

         "SECURITIES ACCOUNT PLEDGE AGREEMENT" shall mean the Securities Account Pledge Agreement of even date herewith made by the Borrower in favor of U.S. Bank National Association.

         1.3 AMENDMENT TO ARTICLE II. Article II of the Credit Agreement is hereby amended by adding the following new Section 2.20 to the end thereof:

         2.20 CERTAIN MATTERS RELATING TO THE REVOLVING LENDERS. Notwithstanding anything to the contrary in this Agreement, (a) immediately after the effectiveness of Amendment No. 2 to this Agreement, the Total Revolving Commitment and the Total LC Commitment shall automatically be permanently reduced to $7,304,000, and thereafter no Revolving Loans or other

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                                                                               2

    extensions of credit may be outstanding thereunder other than Letters of Credit in existence on such date and renewals, extensions or replacements thereof, (b) subject to clause (c) below, if any such Letter of Credit shall expire, be cancelled or be reduced in amount, the Total Revolving Commitment and the Total LC Commitment shall automatically be permanently reduced by an amount equal to the undrawn face amount thereof or the amount of such reduction, as the case may be (it being understood that this clause (b) replaces in its entirety Section 2.10(a) of this Agreement), (c) if agreed by the Administrative Agent and the relevant Issuing Bank, the expiration date of any Letter of Credit may be extended (including pursuant to a renewal or replacement) to any date occurring no later than the first anniversary of the Revolving Maturity Date, (d) the obligations of the Lenders pursuant to Section 2.14(e) shall terminate on the day that is 91 days after the day on which the Borrower complies with clause (g) below unless, on such day, a Default or Event of Default under paragraph (i) or
    (j) with respect to the Borrower is in existence, (e) the Securities Account Pledge Agreement may be amended, waived or otherwise modified only with the consent of the Borrower, U.S. Bank National Association and the Majority Revolving Lenders (except that any such amendment, waiver or modification providing for a release of collateral, other than pursuant to the express terms of the Securities Account Pledge Agreement, shall require the consent of all Revolving Lenders), (f) from and after the Second Amendment Effective Date, the Borrower shall not accept, or agree to, any amendment, waiver or other modification to this Agreement or any other Loan Document without the written consent of the Majority Revolving Lenders, and (g) on the Second Amendment Effective Date, the Borrower shall cash collateralize all outstanding Letters of Credit, in an amount equal to 110% of the face amount thereof, pursuant to the Securities Account Pledge Agreement (to the extent not previously cash collateralized).

         1.4 AMENDMENT TO SECTION 6.03. Section 6.03 of the Credit Agreement is hereby amended by adding the following new paragraph (l) to the end thereof:

         "(l) Liens on cash, cash equivalents, certificates of deposit or comparable investments in an aggregate amount of up to 110% of the LC Exposure incurred to secure the LC Exposure."

                            SECTION II. MISCELLANEOUS

         2.1 CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders (but in any event including each Revolving Lender).

         2.2 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

         2.3 COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         2.4 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except to the extent expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and

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                                                                               3



shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

         2.5 PAYMENT OF EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

         2.6 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                                                                               4



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                METRIS COMPANIES INC., as Borrower

                                By: /s/ Scott R. Fjellman
                                   ---------------------------------------------
                                      Name: Scott R. Fjellman
                                      Title: Senior Vice President and Treasurer

                                By: /s/ Jeffrey D. Grosklags
                                   ---------------------------------------------
                                      Name: Jeffrey D. Grosklags
                                      Title: Senior Vice President,
                                             Credit Card Finance

                                JPMORGAN CHASE BANK, as Administrative Agent and a

                                By: /s/ Roger A. Parker
                                   ---------------------------------------------
                                      Name: Roger A. Parker
                                      Title: Vice President

                                BANK OF AMERICA, N.A.

                                By: /s/ Timothy C. Hintz
                                   ---------------------------------------------
                                      Name: Timothy C. Hintz
                                      Title: Managing Director

                                BARCLAYS BANK PLC

                                By: /s/ Alison A. McGuigan
                                   ---------------------------------------------
                                      Name: Alison A. McGuigan
                                      Title: Associate Director

                                DEUTSCHE BANK A.G., NEW YORK
                                AND/OR CAYMAN ISLANDS BRANCHES

                                By: /s/ Gayma Z. Shivnarain
                                   ---------------------------------------------
                                      Name: Gayma Z. Shivnarain
                                      Title: Director

                                By: /s/ Nicolas Rueda
                                   ---------------------------------------------
                                      Name: Nicolas Rueda
                                      Title: Associate

                                U.S. BANK NATIONAL ASSOCIATION

                                By: /s/ David Y. Kopolow
                                   ---------------------------------------------
                                      Name: David Y. Kopolow
                                      Title: Vice President

                                AMARA-1 FINANCE LTD.



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                                                                               5



                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  AMARA-2 FINANCE LTD.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  AVALON CAPITAL LTD.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  AVALON CAPITAL LTD. II

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  CSAM FUNDING I

                                  By: /s/ Andrew H. Marshak
                                     -------------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                                  CSAM FUNDING II

                                  By: /s/ Andrew H. Marshak
                                     -------------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                                  CALLIDUS DEBT PARTNERS CDO FUND I

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  CERES FINANCE, LTD.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  CERES II FINANCE LTD.

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  CHARTER VIEW PORTFOLIO

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  FIRST DOMINION FUNDING I

                                  By: /s/ Andrew H. Marshak
                                     -------------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                                  FIRST DOMINION FUNDING II

                                  By: /s/ Andrew H. Marshak
                                     -------------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                                  FIRST DOMINION FUNDING III

                                  By: /s/ Andrew H. Marshak
                                     -------------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                                  HARBOURVIEW CDO II

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  ML CLO XII PILGRIM AMERICA (CAYMAN)

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  STANFIELD ARBITRAGE CDO, LTD.

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS ITS COLLATERAL MANAGER
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner


                                  STANFIELD CLO, LTD.

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS COLLATERAL MANAGER
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                  STANFIELD CARRERA CLO, LTD.

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS ITS ASSET MANAGER
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                  STANFIELD QUATTRO CLO, LTD.

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS ITS COLLATERAL MANAGER
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                  STRATA FUNDING LIMITED

                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  SUNAMERICA SENIOR FLOATING RATE FUND, INC.

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS SUBADVISOR
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                  VAN KAMPEN PRIME RATE INCOME TRUST
                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                  WINDSOR LOAN FUNDING, LIMITED

                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS ITS INVESTMENT MANAGER
                                  By: /s/ Christopher E. Jansen
                                     -------------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner